EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it may be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 24th day of November, 2008.

/s/  Charles H. Cannon, Jr.

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Charles H. Cannon, Jr.

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 24th day of November, 2008.

/s/  Thomas E. Chorman

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Thomas E. Chorman

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 17th day of November, 2008.

/s/  William R. Fenoglio

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William R. Fenoglio

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 24th day of November, 2008.

/s/  Gerald H. Fickenscher

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Gerald H. Fickenscher

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 24th day of November, 2008.

/s/  Daniel B. Hogan

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Daniel B. Hogan

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 17th day of November, 2008.

/s/  H. Nicholas Muller, III

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H. Nicholas Muller, III

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 24th day of November, 2008.

/s/  Deborah A. Rosen

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Deborah A. Rosen

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Standex International Corporation, hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

Witness my signature as of the 15th day of November, 2008.

/s/  Edward J. Trainor

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Edward J. Trainor